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                                                        EXHIBIT 10.16 (B)
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                                                                                PURCHASE ORDER No. 4500097581
                                                                                PURCHASE ORDER DATE: 12/10/2003
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                                                                           Please Deliver To:
                                                                           DPW Selinsgrove Center
                                                                           1000 US Highway 522
-----------------------------------------------------------------------    Selinsgrove, PA  17870
Your vendor number with us: 176710
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Vendor Name/Address:                                                      ----------------------------------------------------------
TELESCIENCE INTERNATIONAL INC                                              Please Bill To:
8150 LEESBURG PIKE STE 1200                                                Commonwealth of Pennsylvania
VIENNA, VA 22182-2714                                                      DPW Selinsgrove Center
                                                                           PHHS Comptroller Officer
                                                                           P.O. Box 2675
Vendor Fax Number:  703-641-8949                                           Harrisburg, Pennsylvania 17105-2675
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Purchaser:                                                                ----------------------------------------------------------
Name: Rose Heller                                                          Payment Terms:  NET 30
Phone: 570-372-5671
Fax: 570-372-5675
E-mail: roheller@state.pa.us
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This Purchase Order  constitutes  the  Contractors  authority to deliver the item(s) listed below at the price(s) set forth below in accordance with: 1) the RFQ, if any, related to this Purchase Order; 2) the Contract, if any, related to this Purchase Order; 3) the documents  attached to this Purchase Order or incorporated by reference,  if any; and 4) the contract terms and conditions stored on the website  address at  www.dgs.state.pa.us  for this type of Purchase  Order,  all of which,  as appropriate  are  Incorporated by reference herein.  RFQ, as used herein,  means Request for Quotations,  Invitation for Bids,  Invitation to Quality,  or Request for
Proposals, as appropriate.
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      Item         Material/Service         Qty                UOM        Delivery Date        Price            Per         TOTAL
                     Description
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      00010                              1,050,000              H           12/10/2003         55.00             H        57,750.00
         PHARMACIST
         Rel. ord. Against contract 4700002944 Item 00010
Item Text
         December 3, 2003 THROUGH JUNE 30, 2004

 ............................................ GENERAL REQUIREMENTS FOR ALL ITEMS ...................................................

READER TEXT
         REFERENCE: CN00005434
         *** NO FURTHER INFORMATION FOR THIS PO***





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Quotation #:                                                                                               Currency: USD
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Quotation Date:                                                                                                     57,750.00
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                                                                                                              ***TOTAL NET VALUE***
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